UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 17, 2010

CINCINNATI BELL INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Section 1 — Registrant’s Business and Operations

Item 1.01	Amendment of a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

On February 17, 2010, Cincinnati Bell Inc. (the “Company”) amended its Credit Agreement originally dated as of February 16th, 2005 among the Company, as Borrower, certain of its subsidiaries as more specifically set forth therein as Guarantors, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and an L/C Issuer, and PNC Bank, National Association, as Swingline Lender and an L/C Issuer, (as previously amended, the “Credit Agreement”) pursuant to a Fifth Amendment dated as of February 17, 2010 among the Company, the Guarantors signatories thereto, the Lenders party thereto, Bank of America, N.A., Administrative Agent and L/C Issuer, and PNC Bank, National Association, as Swingline Lender and an L/C Issuer (the “Fifth Amendment”). The Fifth Amendment amends the definition of Consolidated EBITDA (as defined in the Credit Agreement) so that the amount of any call premium, tender premium or other similar expense and other fees and expenses paid or to be paid by the Company in connection with the refinancing, repayment, repurchase or extinguishment of any Indebtedness (as defined in the Credit Agreement) will not reduce Consolidated EBITDA as calculated under the Credit Agreement. The Fifth Amendment also amends the Credit Agreement to eliminate the step down of the Consolidated Total Leverage Ratio (as defined in the Credit Agreement) of 4.25:1.00 due to come into effect June 30, 2010, so that the Consolidated Total Leverage Ratio will remain at its current requirement of 4.50:1.00 for the remainder of the term of the Credit Agreement.

A copy of the Fifth Amendment is attached to this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	The Fifth Amendment to the Credit Agreement, dated as of February 17, 2010, among Cincinnati Bell Inc., as Borrower, the Guarantors signatories thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and L/C Issuer, and PNC Bank, National Association, as Swingline Lender and L/C Issuer.

Form 8-K	Cincinnati Bell Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: February 19, 2010

Exhibit Index

Exhibit No.	Exhibit

99.1	The Fifth Amendment to the Credit Agreement, dated as of February 17, 2010, among Cincinnati Bell Inc., as Borrower, the Guarantors signatories thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and L/C Issuer, and PNC Bank, National Association, as Swingline Lender and L/C Issuer.